UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Enhanced Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS BlackRock Enhanced Government Fund, Inc. (EGF) ANNUAL REPORT | DECEMBER 31, 2008

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the hous-

ing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, vola-

tile swings in the world’s financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew — the United States was in a recession, which officially began in December 2007. The Federal Reserve Board

(the “Fed”), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduc-

tion in December bringing the target federal funds rate to a record low range of between zero and 0.25% . Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures,

such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger,

but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years’ trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector,

municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector’s underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:
Total Returns as of December 31, 2008	6-month	12-month
US equities (S&P 500 Index)	(28.48)%	(37.00)%
Small cap US equities (Russell 2000 Index)	(26.94)	(33.79)
International equities (MSCI Europe, Australasia, Far East Index)	(36.41)	(43.38)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	17.70	20.06
Taxable fixed income (Barclays Capital US Aggregate Index*)	4.07	5.24
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(2.49)	(2.47)
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(25.07)	(25.88)

* Formerly a Lehman Brothers index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2008

Investment Objective

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”) seeks to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S.
Government mortgage-backed securities that pay interest in an attempt to generate current income and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

Performance

For the 12 months ended December 31, 2008, the Fund returned 12.85% based on market price and (0.73)% based on net asset value (NAV). For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of (13.30)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by year-end, which accounts for the difference between performance based on price and performance based on NAV. During the annual period, the Fund was invested approximately 85% in government debt, of which roughly 70% was mortgage-backed securities. This aided relative performance as the Lipper category consists largely of corporate funds, which significantly underperformed higher-quality investments over the year. This positive factor was offset somewhat by the Fund’s positions in commercial mortgage-backed securities and non-agency debt, which underperformed for most of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on New York Stock Exchange	EGF
	Initial Offering Date	October 31, 2005
	Yield on Closing Market Price as of December 31, 2008 ($16.57)[1]	7.60%
	Current Monthly Distribution per share of Common Stock[2]	$0.105
	Current Annualized Distribution per share of Common Stock[2]	$1.260

	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change.
The table below summarizes the changes in the Fund’s market price and net asset value per share:

	12/31/08	12/31/07	Change	High	Low
Market Price	$16.57	$15.84	4.61%	$17.90	$13.44
Net Asset Value	$16.03	$17.42	(7.98)%	$18.10	$15.69

The following chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition
	12/31/08	12/31/07
U.S. Government Agency Mortgage-Backed Securities	71%	68%
U.S. Government Agency Mortgage-Backed Securities — Collateralized Mortgage Obligations	10	14
U.S. Government & Agency Obligations	8	2
Non-U.S. Government Agency Mortgage-Backed Securities	6	6
Asset-Backed Securities	2	4
Preferred Securities	2	4
Corporate Bonds	1	2

4 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2008

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or issuance of short-
term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of lever-
aging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund
(including the assets obtained from leverage) are invested in higher-
yielding portfolio investments, the Fund’s shareholders will benefit from the incremental yield.

The interest earned on securities purchased with the proceeds from leverage is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund’s Common Shares. However, in order to benefit Common
Shareholders, the yield curve must be positively sloped; that is, short-
term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to Common Shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capital-
ization is $100 million and it issues debt securities for an additional
$30 million, creating a total value of $130 million available for invest-
ment in long-term securities. If prevailing short-term interest rates are
3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the
$30 million of debt securities based on the lower short-term interest rates. At the same time, the Fund’s total portfolio of $130 million earns the income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the fund’s long-term investments, and therefore the Common
Shareholders are the beneficiaries of the incremental yield.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-
trast, the redemption value of the Fund’s debt securities do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased returns to the Fund and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the
Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Fund may be required to sell portfolio securities at inoppor-
tune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Fund to incur losses.
The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. A Fund will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the
Common Shares.

Under the Investment Company Act of 1940, the Fund is permitted to borrow through a credit facility and the issuance of short-term debt securi-
ties up to 33 1 / 3 % of total managed assets. As of December 31, 2008, the
Fund had no leverage from these sources.

Derivative Instruments

The Fund may invest in various derivative instruments, including options, swap agreements, and futures and other instruments specified in the
Notes to Financial Statements, which constitute forms of economic lever-
age. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund’s ability to success-

fully use a derivative instrument depends on the Advisor’s ability to accu-
rately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securi-
ties at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an invest-
ment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

5

Schedule of Investments December 31, 2008			(Percentages shown are based on Net Assets)

	Par		U.S. Government Agency Mortgage-Backed	Par
Asset-Backed Securities	(000)	Value	Securities — Collateralized Mortgage Obligations	(000)	Value

Asset Backed Securities Corp. Home Equity Line Trust			Fannie Mae Trust (f):
Series 2006-HE7 Class A2, 0.521%, 11/25/36 (a)	$ 696	$ 675,955	Series 367 Class 2, 5.50%, 1/01/36	$ 3,755	$ 397,294
First Franklin Mortgage Loan Asset Backed Certificates			Series 378 Class 5, 5%, 7/01/36	4,265	421,991
Series 2005-FF2 Class M2, 0.911%, 3/25/35 (a)	3,220	966,000	Series 2006-8 Class HN, 4.858%, 3/25/36 (a)	1,872	177,051
GSAA Home Equity Trust Series 2005-1 Class AF2,			Freddie Mac Multiclass Certificates:
4.316%, 11/25/34 (a)	1,787	1,627,832	Series 232 Class IO, 5%, 8/01/35 (f)	4,378	498,587
Securitized Asset Backed Receivables LLC Trust (a):			Series 2611 Class KT, 10.425%, 4/15/17 (a)	610	591,128
Series 2005-0P1 Class M2, 0.921%, 1/25/35	2,000	766,878	Series 2654 Class YD, 5%, 12/15/26 (f)	5,803	229,112
Series 2005-OP2 Class M1, 0.901%, 10/25/35	1,025	414,067	Series 2996 Class SJ, 2.098%, 6/15/35 (a)(f)	3,367	163,937
Soundview Home Equity Loan Trust Series 2007-OPT5			Series 3042 Class EA, 4.50%, 9/15/35	2,649	2,525,778
Class 2A2, 1.421%, 10/25/37 (a)	2,500	1,104,462	Series 3149 Class HA, 6%, 5/15/27	1,498	1,528,852
Total Asset-Backed Securities — 3.0%		5,555,194	Series 3183 Class KI, 6%, 12/15/34 (f)	3,308	179,109
			Ginnie Mae Trust (a):
			Series 2005-87 Class C, 5.328%, 9/16/34	10,000	10,368,864
			Series 2006-3 Class C, 5.235%, 4/16/39	10,000	10,105,126
			Series 2006-30 Class IO, 0.80%, 5/16/46 (f)	8,664	467,152
Corporate Bonds			Total U.S. Government Agency Mortgage-Backed
Electric Utilities — 0.5%			Securities — Collateralized Mortgage Obligations — 14.8%		27,653,981
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	880,000
Insurance — 1.1%
The Allstate Corp., 6.50%, 5/15/57 (a)(b)	2,000	1,124,618	Non-U.S. Government Agency
ZFS Finance (USA) Trust (a)(c):			Mortgage-Backed Securities
Series IV, 5.875%, 5/09/32	500	174,690
Series V, 6.50%, 5/09/67	2,000	820,000	Collateralized Mortgage Obligations — 5.6%
			Bank of America Funding Corp. Series 2007-5
		2,119,308	Class 4A3, 3.655%, 7/25/37 (a)(f)	18,014	1,344,180
Total Corporate Bonds — 1.6%		2,999,308	Bank of America Mortgage Securities Inc.
			Series 2003-J Class 2A1, 5.295%, 11/25/33 (a)	569	465,007
			Bear Stearns Alt-A Trust Series 2004-13 Class A1,
			0.841%, 11/25/34 (a)	633	348,071
			CS First Boston Mortgage Securities Corp.
U.S. Government Agency Mortgage-Backed Securities			Series 2005-11 Class 6A5, 6%, 12/25/35	1,367	1,053,851
Fannie Mae Guaranteed Pass Through Certificates:			Citi Mortgage Alternative Loan Trust Series 2007-A5
4.00%, 12/01/24 (d)	9,500	9,597,964	Class 1A7, 6%, 5/25/37 (f)	900	110,149
4.50%, 1/15/24 — 2/15/39 (d)	10,000	10,141,872	Citigroup Mortgage Loan Trust, Inc. Series 2005-12
4.66%, 7/01/10	1,861	1,883,039	Class 1A2, 1.615%, 8/25/35 (a)(f)	11,729	762,640
4.959%, 2/01/13	5,340	5,457,564	Countrywide Alternative Loan Trust Series 2006-41CB
5.00%, 1/15/24 — 1/15/39 (b)(d)(e)	41,628	42,582,766	Class 2A17, 6%, 1/25/37	2,191	1,586,037
5.24%, 4/01/12	7,939	8,192,370	First Horizon Alternative Mortgage Securities Series
5.266%, 10/01/35	4,946	5,021,177	2007-FA2 Class 1A11, 1.245%, 4/25/37 (a)(f)	19,364	1,127,181
5.50%, 7/01/17 — 1/15/39 (b)(d)	41,393	42,447,266	Homebanc Mortgage Trust Series 2005-4 Class A1,
6,113%, 2/01/12	2,612	2,746,424	0.741%, 10/25/35 (a)	2,254	1,037,187
6.00%, 10/01/36 — 1/15/39 (b)(d)	20,223	20,824,901	Residential Asset Securitization Trust Series 2004-A9
6.50%, 1/15/39 (d)	4,600	4,776,815	Class A3, 1.83%, 12/25/34 (a)(f)	11,245	765,088
6.60%, 1/01/11	5,096	5,302,516	WaMu Mortgage Pass-Through Certificates
Freddie Mac Mortgage Participation Certificates:			Series 2005-AR7 Class A1, 4.92%, 8/25/35 (a)	2,352	1,780,829
4.50%, 5/01/34 (b)	1,066	1,083,857	Washington Mutual Alternative Mortgage
5.00%, 1/15/39 (d)	14,500	14,817,188	Pass-Through Certificates Series 2005-8
5.50%, 4/01/37	699	715,750	Class 1A4, 1.215%, 10/25/35 (a)(f)	4,442	178,591
6.00%, 1/15/39 (b)(d)	2,400	2,472,000			10,558,811
Ginnie Mae MBS Certificates (d):
5.00%, 11/15/35 — 1/15/39	2,738	2,806,689
5.50%, 1/15/39	2,300	2,368,282
Total U.S. Government Agency
Mortgage-Backed Securities — 98.1%		183,238,440

See Notes to Financial Statements. 6 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2008

Schedule of Investments (continued)				(Percentages shown are based on Net Assets)

Non-U.S. Government Agency	Par			Beneficial
Mortgage-Backed Securities	(000)	Value	Short-Term Securities	Interest (000)	Value

Commercial Mortgage-Backed Securities — 2.7%			BlackRock Liquidity Series, LLC
Citigroup Commercial Mortgage Trust Series			Cash Sweep Series, 1.64% (g)(h)	$43,275	$ 43,275,054
2007-C6 Class A4, 5.889%, 12/10/49 (a)	$ 475	$ 358,046	Total Short-Term Securities
Greenwich Capital Commercial Funding Corp.			(Cost — $43,275,054) — 23.2%		43,275,054
Series 2006-GG7 Class A4, 5.914%, 7/10/38 (a)	1,500	1,170,689
JPMorgan Chase Commercial Mortgage			Total Investments Before TBA Sale Commitments
Securities Corp. Class A4 (a):			(Cost — $312,998,484*) — 163.2%		304,917,823
Series 2006-CB15, 5.814%, 6/12/43	2,500	1,923,456
Series 2006-LDP7, 6.065%, 4/15/45	2,000	1,595,514
		5,047,705		Par
Total Non-U.S. Government Agency			TBA Sale Commitments	(000)
Mortgage-Backed Securities — 8.3%		15,606,516	Fannie Mae Guaranteed Pass Through Certificates:
			4.50%, 2/15/39	(6,000)	(6,080,628)
			5.00%, 1/15/39	(27,800)	(28,382,076)
			6.00%, 1/15/39	(16,200)	(16,675,875)
			6.50%, 1/15/39	(4,600)	(4,782,565)
U.S. Government & Agency Obligations			Freddie Mac Mortgage Participation Certificates,
Federal Farm Credit Bank, 4.55%, 6/08/20 (e)	3,500	3,921,788	6.00%, 1/15/39	(2,400)	(2,472,000)
Federal Home Loan Banks:			Total TBA Sale Commitments
3.625%, 10/18/13	2,495	2,624,710	(Proceeds — $58,135,012) — (31.2)%		(58,393,144)
5%, 3/14/14	285	319,562
5.375%, 6/13/14 (e)	640	732,003	Total Investments
5.25%, 9/12/14	640	730,383	Net of TBA Sale Commitments — 132.0%		246,524,679
U.S. Treasury Notes:			Liabilities in Excess of Other Assets — (32.0)%		(59,721,297)
3.125%, 8/31/13	110	118,602	Net Assets — 100.0%		$186,803,382
3.875%, 5/15/18	1,050	1,197,328
3.75%, 11/15/18	5,000	5,660,150	* The cost and unrealized appreciation (depreciation) of investments as of December
4.50%, 5/15/38	5,000	6,824,220		31, 2008, as computed for federal income tax purposes, were as follows:
Total U.S. Government & Agency Obligations — 11.8%		22,128,746	Aggregate cost		$313,057,453
			Gross unrealized appreciation		$ 7,942,182
Preferred Securities			Gross unrealized depreciation		(16,081,812)
			Net unrealized depreciation		$ (8,139,630)
			(a)	Variable rate security. Rate shown is as of report date.
Capital Trusts
			(b)	All or a portion of security held as collateral in connection with swaps.
Diversified Financial Services — 0.9%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87 (b)	2,000	1,638,984	(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933.
				These securities may be resold in transactions exempt from registration to quali-
Total Capital Trusts — 0.9%		1,638,984	fied institutional investors.
			(d)	Represents or includes a “to-be-announced” transaction. The Fund has commit-
				ted to purchasing securities for which all specific information is not available at
			this time.
Trust Preferreds			(e)	All or a portion of security have been pledged as collateral in connection with
Capital Markets — 0.6%			open financial futures contracts.
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	2,000	1,180,000	(f)	Represents the interest only portion of a mortgage-backed security and has
Media — 0.9%			either a nominal or a notional amount of principal.
Comcast Corp., 6.625%, 5/15/56	2,000	1,641,600	(g)	Investments in companies considered to be an affiliate of the Fund, for purposes
Total Trust Preferreds — 1.5%		2,821,600		of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Total Preferred Securities — 2.4%		4,460,584		Net
Total Long-Term Investments			Affiliate	Activity	Income
(Cost — $269,723,430) — 140.0%		261,642,769	BlackRock Liquidity Series, LLC
			Cash Sweep Series	$26,167,800	$ 267,232

			(h)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

7

Schedule of Investments (concluded)

• Financial futures contracts purchased as of December 31, 2008 were as follows:
		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Appreciation
1,550	10-Year U.S.	March
	Treasury Bond	2009	$189,433,487	$5,479,013
21	Eurodollar	March
	Future	2009	$ 5,067,539	126,811
22	Eurodollar	June
	Future	2009	$ 5,296,979	140,871
15	Eurodollar	September
	Future	2009	$ 3,604,296	98,642
15	Eurodollar	December
	Future	2009	$ 3,593,671	103,266
15	Eurodollar	March
	Future	2010	$ 3,585,983	106,642
16	Eurodollar	June
	Future	2010	$ 3,817,849	112,551
11	Eurodollar	September
	Future	2010	$ 2,621,184	75,879
11	Eurodollar	December
	Future	2010	$ 2,618,321	73,379
11	Eurodollar	March
	Future	2011	$ 2,617,627	70,773
12	Eurodollar	June
	Future	2011	$ 2,854,349	74,401
Total				$6,462,228

• Financial futures contracts sold as of December 31, 2008 were as follows:
		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation
224	2-Year U.S.	March
	Treasury Note	2009	$ 48,481,574	$ (364,426)

• Interest rate swaps outstanding as of December 31, 2008 were as follows:
			Notional
			Amount	Unrealized
			(000)	Depreciation
Pay a fixed rate of 4.68528% and receive
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires September 2009			$130,000	$ (3,001,236)
Pay a fixed rate of 4.625% and receive a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires March 2013			$ 50,000	(5,300,084)
Pay a fixed rate of 5.705% and receive a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires June 2017			$ 50,000	(12,461,163)
Pay a fixed rate of 5.9575% and receive a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires December 2037			$ 25,000	(15,897,598)
Total				$(36,660,081)

•Effective January 1, 2008, the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
	Assets	Liabilities
Level 1	$ 2,821,600	—
Level 2	302,096,223	$ (58,393,144)
Level 3	—	—
Total	$304,917,823	$ (58,393,144)

Valuation Inputs	Other Financial Instruments*
	Assets	Liabilities
Level 1	$ 6,462,228	$ (364,426)
Level 2	—	(36,660,081)
Level 3	—	—
Total	$ 6,462,228	$ (37,024,507)
* Other financial instruments are futures and swaps.

See Notes to Financial Statements.

8 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Statement of Assets and Liabilities

December 31, 2008
Assets
Investments at value — unaffiliated (cost — $269,723,430)	$ 261,642,769
Investments at value — affiliated (cost — $43,275,054)	43,275,054
TBA sale commitments receivable	58,135,012
Investments sold receivable	20,458,969
Interest receivable	2,801,864
Principal paydowns receivable	1,355,154
Swaps receivable	197,654
Prepaid expenses	12,890
Other assets	61,813
Total assets	387,941,179

Liabilities
TBA sale commitments, at value (proceeds — $58,135,012)	58,393,144
Unrealized depreciation on swaps	36,660,081
Investments purchased payable	99,678,513
Swaps payable	2,578,318
Margin variation payable	2,404,231
Income dividends payable	1,223,784
Investment advisory fees payable	142,508
Other affiliates payable	927
Officer’s and Directors’ fees payable	151
Other accrued expenses payable	56,140
Total liabilities	201,137,797
Net Assets	$ 186,803,382

Net Assets Consist of
Par value, $0.10 per share (200,000,000 shares authorized, 11,655,088 shares issued and outstanding)	$ 1,165,509
Paid-in capital in excess of par	217,051,312
Undistributed net investment income	1,867,315
Accumulated net realized gain	5,620,318
Net unrealized appreciation/depreciation	(38,901,072)
Net Assets — $16.03 net asset value per share	$ 186,803,382

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

9

Statement of Operations

Year Ended December 31, 2008

Investment Income
Interest	$ 13,738,078
Income — affiliated	267,232
Dividends	125,075
Total income	14,130,385

Expenses
Investment advisory	1,852,013
Professional	67,554
Accounting services	44,241
Repurchase offer	39,164
Printing	33,726
Officer and Directors	22,986
Custodian	14,764
Registration	8,811
Transfer agent	1,269
Miscellaneous	41,736
Total expenses excluding interest expense	2,126,264
Interest expense	215,657
Total expenses	2,341,921
Less fees paid indirectly	(2,744)
Total expenses after fees paid indirectly	2,339,177
Net investment income	11,791,208

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	3,904,031
Futures and swaps	5,855,667
Options written	10,369
TBA sale commitments	54,771
9,824,838
Net change in unrealized appreciation/depreciation on:
Investments	(9,391,636)
Futures and swaps	(18,513,629)
Options written	4,287,910
TBA sale commitments	99,634
(23,517,721)
Total realized and unrealized loss	(13,692,883)
Net Decrease in Net Assets Resulting from Operations	$ (1,901,675)

See Notes to Financial Statements.

10 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2008	2007
Operations
Net investment income	$ 11,791,208	$ 10,723,561
Net realized gain	9,824,838	9,914,357
Net change in unrealized appreciation/depreciation	(23,517,721)	(15,718,098)
Net increase (decrease) in net assets resulting from operations	(1,901,675)	4,919,820

Dividends and Distributions to Shareholders From
Net investment income	(5,672,970)	(8,505,077)
Net realized gain	(9,706,930)	(10,461,366)
Decrease in net assets resulting from dividends and distributions to shareholders	(15,379,900)	(18,966,443)

Capital Share Transactions
Reinvestment of dividends and distributions	185,156	2,604,860
Net redemption of shares resulting from a repurchase offer (including $196,102 and
$219,324 repurchase fees, respectively)	(9,615,115)	(11,017,830)
Net decrease in net assets resulting from capital share transactions	(9,429,959)	(8,412,970)

Net Assets
Total decrease in net assets	(26,711,534)	(22,459,593)
Beginning of year	213,514,916	235,974,509
End of year	$ 186,803,382	$ 213,514,916
End of year undistributed net investment income	$ 1,867,315	—

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

11

Financial Highlights

				Period
				October 31, 2005[1]
	Year Ended December 31,			to December 31,
	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 17.42	$ 18.50	$ 19.18	$ 19.10
Net investment income[2]	0.97	0.84	0.78	0.13
Net realized and unrealized gain (loss)	(1.10)	(0.54)	(0.06)	0.10
Net increase (decrease) from investment operations	(0.13)	0.30	0.72	0.23
Dividends and distributions from:
Net investment income	(0.46)	(0.62)	(0.81)	(0.10)
Net realized gain	(0.80)	(0.76)	(0.03)	(0.02)
Tax return of capital	—	—	(0.56)	—
Total dividends and distributions	(1.26)	(1.38)	(1.40)	(0.12)
Capital charges with respect to issuance of shares	—	—	(0.00)[3]	(0.03)
Net asset value, end of period	$ 16.03	$ 17.42	$ 18.50	$ 19.18
Market price, end of period	$ 16.57	$ 15.84	$ 18.54	$ 18.09

Total Investment Return[4]
Based on net asset value	(0.73)%	2.39%	4.08%	1.06%[5]
Based on market price	12.85%	(7.10)%	10.59%	(8.97)%[5]

Ratios to Average Net Assets
Total expenses after fees paid indirectly and excluding interest expense	0.97%	1.00%	1.01%	0.94%[6]
Total expenses	1.07%	1.48%	1.01%	0.94%[6]
Net investment income	5.40%	4.67%	4.18%	3.89%[6]

Supplemental Data
Net assets, end of period (000)	$ 186,803	$ 213,515	$ 235,975	$ 243,690
Portfolio turnover	367%[7]	254%	76%	20%
Asset coverage, end of period per $1,000	—	$ 11,316	—	—

1 Commencement of operations.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.
4 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charge.
5 Aggregate total investment return.
6 Annualized.
7 Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 212%.

See Notes to Financial Statements.

12 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company.
The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles gen-
erally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s
Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and devel-
ops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than
60 days are valued at amortized cost, which approximates fair value.
Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investment in the BlackRock
Liquidity Series, LLC Cash Sweep Series at a fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund. TBA commitments are valued at the current market value of the underlying securities.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various port-
folio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Financial futures contracts — The Fund may purchase or sell finan-
cial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures con-
tracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recog-
nized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the differ-
ence between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transac-
tions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•Options — The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time dur-
ing the option period.

When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

13

Notes to Financial Statements (continued)

deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation.
When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Fund purchas-
ing a security at a price different from the current market value. The
Fund may execute transactions in both listed and OTC options.
Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction.

•Swaps — The Fund may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.
Alternatively, a party may pay a fixed rate and receive a floating rate.
In more complex swaps, the notional principal amount may decline
(or amortize) over time. The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying
Statement of Operations as realized gains or losses, respectively.
Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is termi-
nated, the Fund will record a realized gain or loss equal to the differ-
ence between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities.
Such risk involves the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is gran-
ting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a num-
ber of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major dif-
ference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a pre-
payment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the
Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.
However, mortgage-related securities issued by the Federal National
Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage
Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United
States and are supported by the right of the issuer to borrow from the Treasury.

14 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Notes to Financial Statements (continued)

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mort-
gage and other asset-backed securities. Please see the Schedule of
Investments for these securities. Changes in economic conditions, includ-
ing delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Collateralized Mortgage Obligations: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obliga-
tions (“CMOs”). These multiple class securities may be issued by GNMA,
U.S. government agencies or instrumentalities or by trusts formed by pri-
vate originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-
through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only
(“POs”), planned amortization classes (“PACs”) and targeted amortiza-
tion classes (“TACs”). IOs and POs are stripped mortgage-backed securi-
ties representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the princi-
pal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Dollar, Mortgage and Treasury Rolls: The Fund may sell mortgage-
backed securities or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar
(same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold.
During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securi-
ties sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteris-
tics. Unlike interest payments on debt securities, preferred stock divi-
dends are payable only if declared by the issuer’s board of directors.
Preferred stock also may be subject to optional or mandatory redemp-
tion provisions.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

15

Notes to Financial Statements (continued)

agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Fund may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, options, swaps, written swaptions, written options, or financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remain open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in Common Shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

16 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC
Financial Services Group, Inc. (“PNC”) are the largest stockholders of
BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are
affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such servic-
es, the Fund pays the Advisor a monthly fee at an annual rate of 0.85%
of the Fund’s average daily net assets, plus the proceeds of any out-
standing borrowings used for leverage.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Financial Management, Inc. (“BFM”), an affiliate of the
Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the
Advisor $3,668 for certain accounting services, which is included in accounting services in the Statement of Operations.

Pursuant to terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are on the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments (including paydowns and TBA and mortage dollar roll transactions and excluding short-term securities and
US government securities), for the year ended December 31, 2008, were
$896,084,971 and $926,262,596, respectively.

For the year ended December 31, 2008, purchases and sales of US government securities were $39,188,547 and $27,198,598.

For the year ended December 31, 2008, purchases and sales of mort-
gage dollar rolls were $370,726,539 and $413,857,383, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

		Premiums
	Contracts*	Received
Outstanding call options written,
beginning of year	108	$2,462,117
Options written	250,000	117,187
Options expired	(250,050)	(554,688)
Options exercised	(36)	(766,488)
Options closed	(22)	(1,258,128)
Outstanding put options written, end
of year	—	—

* Some contracts include a notional amount of $1,000,000.

Transactions in put options written for the year ended December 31, 2008 were as follows:

		Premiums
	Contracts*	Received
Outstanding put options written,
beginning of year	22	$1,258,129
Options written	19	252,700
Options expired	(19)	(252,700)
Options closed	(22)	(1,258,129)
Outstanding put options written, end
of year	—	—

* One contract includes a notional amount of $1,000,000.

4. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which
Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties.
The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

5. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of the holders of Common Shares.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

17

Notes to Financial Statements (concluded)

The Fund will make offers to repurchase its shares at approximately
12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the
Fund for expenses directly related to the repurchase offer.

Shares issued and outstanding during the year ended December 31,
2008 increased by 11,529 as a result of dividend reinvestment and decreased by 612,818 as a result of a repurchase offer. Shares issued and outstanding during the year ended December 31, 2007 increased by 143,199 as a result of dividend reinvestment and decreased by
645,072 as a result of a repurchase offer.

6. Average Borrowings:

For the year ended December 31, 2008, the Fund’s average borrowings were $15,882,000 and daily weighted average interest rate on borrow-
ings was 1.34% .

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to accounting for swap agreements, non-deductible expenses and paydown gains/losses, were reclassified to the following accounts:

Paid-in capital	$ (39,164)
Undistributed net investment income	$(4,250,923)
Accumulated net realized gain	$ 4,290,087

The tax character of distributions paid during the fiscal years ended
December 31, 2008 and December 31, 2007 was as follows:

	12/31/2008	12/31/2007
Distributions paid from:
Ordinary income	$ 12,869,196	$18,966,443
Net long-term capital gains	2,510,704	—
Total taxable distributions	$ 15,379,900	$18,966,443

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed net ordinary income	$ 1,867,315
Undistributed net long-term capital gains	11,777,088
Net unrealized losses	(45,057,842)*
Total accumulated net losses	$ (31,413,439)

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and realization for tax purposes of unrealized gains (loss) on certain futures contracts.

8. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

18 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Enhanced Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of
BlackRock Enhanced Government Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits. The financial highlights of the Fund for the period October 31, 2005 (commencement of operations) to December
31, 2005, were audited by other auditors whose report, dated February
8, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-

ing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of
December 31, 2008, by correspondence with the custodian and
brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reason-
able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Enhanced Government Fund, Inc. as of December 31, 2008,
the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey

February 26, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid by the Fund for the taxable period ended December 31, 2008:

Interest-Related Dividends for Non-U.S. Residents[1]
Month(s) Paid:	March 2008	50.52%
	April – November 2008	56.72%
Short-Term Capital Gain Dividends for Non-U.S. Residents[1]
Month(s) Paid:	February 2008	100.00%
	March 2008	49.48%
	April – November 2008	43.28%
Long-Term Capital Gains
Month(s) Paid:	December 2008 – January 2009	100.00%
Federal Obligation Interest[2]		5.19%

1 Represents the portion of the distributions eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

2 The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

19

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan
(the “Plan”) under which income and capital gains dividends paid by the
Fund are automatically reinvested in additional shares of Common
Shares of the Fund. The Plan is administered on behalf of the sharehold-
ers by BNY Mellon Shareowner Services (the “Plan Agent”). Under the
Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The
Plan Agent will acquire the shares for the participant’s account either
(i) through receipt of additional unissued but authorized shares of the
Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a
“market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a
“market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the pur-
chase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average pur-
chase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Shares of the Fund unless the share-
holder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash.
Shareholders who do not wish to participate in the Plan must advise the
Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely volun-
tary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.

However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for partici-
pating in the Plan. The Plan Agent’s service fees for handling the rein-
vestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the
Fund. If, when the Fund’s shares are trading at a market premium, the
Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a por-
tion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, includ-
ing any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, .O. Box 358035, Pittsburgh, PA
15252-8035, Telephone: (866) 216-0242.

20 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Officers and Directors

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian	105 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Life Insurance Insurance Company of America since 1998; Trustee,	102 Portfolios	(chemical and
New York, NY 10022	and Director		Educational Testing Service since 1997; Senior Advisor since 2008		allied products)
1946			and Director since 1996, The Fremont Group; Adjunct Lecturer,
Harvard University since 2007; Formerly President and Chief Executive
Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since	105 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2004	1987; Co-founder and Director of the Cooke Center for Learning and	102 Portfolios	(medical devices);
New York, NY 10022	Chair of		Development, (a not-for-profit organization) since 1987; Formerly		Care Investment
1950	the Audit		Director of Enable Medical Corp. from 1996 to 2005; Formerly an		Trust, Inc. (health
	Committee		investment banker at Morgan Stanley from 1976 to 1987.		care real estate
	and Director				investment trust)

G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management,	105 Funds	None
40 East 52nd Street		2007	LLC (Beckwith Family Foundation) and various Beckwith property	102 Portfolios
New York, NY 10022			companies since 2005; Chairman of the Board of Directors, University
1945			of Pittsburgh Center since 2002; Board of Directors, Shady Side
Hospital Medical Foundation since 1977; Board of Directors, Beckwith
Institute for Innovation In Patient Care since 1991; Member, Advisory
Council on Biology and Medicine, Brown University since 2002; Trustee,
Claude Worthington Benedum Foundation (charitable foundation) since
1989; Board of Trustees, Chatham University since 1981; Board of
Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady
Side Academy since 1977; Formerly Chairman and Manager, Penn
West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005;
Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director and	Since	Consultant/Investor since 1988.	105 Funds	None
40 East 52nd Street	Member of	2007		102 Portfolios
New York, NY 10022	the Audit
1937	Committee

Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	105 Funds	None
40 East 52nd Street	Member of	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	102 Portfolios
New York, NY 10022	the Audit		School of Management, since 2006; Formerly Adjunct Professor of
1948	Committee		Finance and Becton Fellow, Yale University from 1994 to 2006.

Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	105 Funds	The McClatchy
40 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	102 Portfolios	Company
New York, NY 10022			2000 to 2008 and Trustee Emeritus thereof since 2008; Member		(publishing)
1941			of the Board of Partners Community Healthcare, Inc. since 2005;
Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990; Trustee,
Museum of Fine Arts, Boston since 1992; Member of the Visiting
Committee to the Harvard University Art Museum since 2003; Trustee,
The Committee for Economic Development (research organization)
since 1990; Member of the Advisory Board to the International School
of Business, Brandeis University since 2002.

James T. Flynn	Director and	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from	105 Funds	None
40 East 52nd Street	Member of	2004	1990 to 1995.	102 Portfolios
New York, NY 10022	the Audit
1939	Committee

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

21

Officers and Directors (continued)

Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	105 Funds	BlackRock Kelso
40 East 52nd Street		2007	(scientific equipment) since 2000.	102 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director	Since	Dean of Columbia Business School since 2004; Columbia	105 Funds	ADP (data and
40 East 52nd Street		2007	faculty member since 1988; Formerly Co-Director of Columbia	102 Portfolios	information services),
New York, NY 10022			Business School’s Entrepreneurship Program from 1997 to 2004;		KKR Financial
1958			Visiting Professor at the John F. Kennedy School of Government at		Corporation (finance),
			Harvard University and the Harvard Business School since 1985		Duke Realty (real
			and at the University of Chicago since 1994; Formerly Chairman		estate), Metropolitan
			of the U.S. Council of Economic Advisers under the President of		Life Insurance Com-
			the United States from 2001 to 2003.		pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director and	Since	Professor of Business Administration and Deputy Dean for Academic	105 Funds	None
40 East 52nd Street	Member of	2004	Affairs, George Fisher Baker Jr., Harvard Business School since 2008;	102 Portfolios
New York, NY 10022	the Audit		Mizuho Financial Group Professor of Finance, Harvard Business
1951	Committee		School and Deputy Dean for Academic Affairs from 2006 to 2008;
Unit Head, Finance, Harvard Business School, from 2005 to 2006;
Senior Associate Dean and Chairman of the MBA Program of Harvard
Business School, from 1999 to 2005; Member of the faculty of
Harvard Business School since 1981; Independent Consultant
since 1978.

Robert S. Salomon, Jr.	Director and	Since	Formerly Principal of STI Management LLC (investment adviser)	105 Funds	None
40 East 52nd Street	Member of	2007	from 1994 to 2005.	102 Portfolios
New York, NY 10022	the Audit
1936	Committee

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy
MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988;
Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since
2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	174 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	286 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director	Since	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly	174 Funds	None
40 East 52nd Street		2007	Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief	286 Portfolios
New York, NY 10022			Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007;
1947			Formerly President of BlackRock Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Fund based on his position with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

22 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]
Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President		Managers, L (“MLIM”) and Fund Asset Management, L (“FAM”) in 2006, First Vice President thereof
New York, NY 10022	and Chief		from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President		2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
New York, NY 10022
1962

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head
40 East 52nd Street	Financial		of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.)
New York, NY 10022	Officer		from 1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of
40 East 52nd Street			the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian . Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance		of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001
New York, NY 10022	Officer of		to 2004.
1959	the Fund

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006;
40 East 52nd Street			Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L		from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian	Transfer Agent		Accounting Agent	Independent Registered	Legal Counsel
State Street Bank	BNY Mellon		State Street Bank and	Public Accounting Firm	Skadden, Arps, Slate,
and Trust Company	Shareowner Services		Trust Company	Deloitte & Touche LLP	Meagher & Flom LLP
Boston, MA 02101	Jersey City, NJ 07310		Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10036

Effective January 1, 2009, Robert S. Salomon, Jr. retired as Director of the Fund. The Board of
Directors wishes Mr. Salomon well in his retirement.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

23

Additional Information Proxy Results The Annual Meeting of Stockholders was held on September 12, 2008 for stockholders of record on July 14, 2008, to elect director nominees:

		Votes For	Votes Withheld
Approved the Directors as follows:	G. Nicholas Beckwith, III	10,398,022	383,905
	Kent Dixon	10,393,732	388,195
	R. Glenn Hubbard	10,397,031	384,896
	W. Carl Kester	10,398,197	383,730
	Robert S. Salomon, Jr.	10,394,298	387,629
	Richard S. Davis	10,398,902	383,025
	Frank J. Fabozzi	10,397,181	384,746
	James T. Flynn	10,396,173	385,754
	Karen P. Robards	10,399,482	382,445
	Richard E. Cavanagh	10,399,761	382,166
	Kathleen F. Feldstein	10,396,521	385,406
	Henry Gabbay	10,398,392	383,535
	Jerrold B. Harris	10,400,602	381,325

Fund Certification

The Fund is listed for trading on the New York Stock Exchange (“NYSE”)
and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
SEC for the first and third quarters of each fiscal year on Form N-Q.
The Fund’s Forms N-Q are available on the SEC’s website at
http://www.sec.gov and may also be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC. Information on the
operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

24 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2008

Additional Information (continued)

Fundamental Periodic Repurchase Policy

The Board approved a fundamental policy whereby the Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the Investment
Company Act of 1940 as amended (“the 1940 Act”). As an interval fund, the Fund will make annual repurchase offers at net asset value (less re-
purchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

During the fiscal year ended December 31, 2008, the Fund conducted a repurchase offer for its shares, pursuant to Rule 23c-3 under the 1940 Act as summarized in the following table:

Number of	Amount of	Number of Shares
Repurchase Offers	Repurchase Offer	Tendered
1	612,818	612,818

For additional information, see Note 4 in the Notes to Financial Statements.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

DECEMBER 31, 2008

25

Additional Information (continued)

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Total Fiscal Year-to-Date Cumulative					Percentage of Fiscal Year-to-Date
	Distributions by Character				Cumulative Distributions by Character
Net	Net		Total Per	Net	Net		Total Per
Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
$1.029	$0.126	—	$1.155	89%	11%	0%	100%

General Information

The Fund does not make available copies of its Statements of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statements of Additional Information of the Fund have not been updated after completion of the Fund’s offering and the information contained in the Fund’s Statements of Additional
Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objectives or policies or to the Fund’s charters or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

26 BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your transac-
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED GOVERNMENT FUND, INC. DECEMBER 31, 2008 27

This report is transmitted to shareholders only. It is not a pro-
spectus. The Funds have leveraged their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common
Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund
uses to determine how to vote proxies relating to portfolio
securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com;
and (3) on the Securities and Exchange Commission’s website
at http://www.sec.gov. Information about how the Fund voted
proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available
upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

BlackRock Enhanced Government Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#EGF-12/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Enhanced
Government Fund,	$32,300	$33,500	$0	$0	$6,100	$6,100	$1,049	$1,042
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Enhanced	$412,149	$291,642
Government Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment advisor (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December
31, 2008.

(a)(1) BlackRock Enhanced Government Fund, Inc. is managed by a team of investment professionals comprised of Stuart Spodek, Managing Director at BlackRock, Eric
Pellicciaro, Managing Director at BlackRock, Andrew Phillips, Managing Director at
BlackRock, Colm J. Murtagh, Director at BlackRock and Jack Hattem, Director at
BlackRock. Messrs. Spodek, Phillips, Pellicciaro, Hattem and Murtagh are the Fund’s co-
portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Spodek, Phillips, Pellicciaro, Hattem and Murtagh have been members of the Fund’s portfolio management team since 2006.

Mr. Spodek has been a Managing Director of BlackRock since 2002. Mr. Spodek has been with BlackRock since 1993.

Mr. Phillips has been a Managing Director of BlackRock since 1999. Mr. Phillips has been with BlackRock since 1991.

Mr. Pellicciaro has been a Managing Director of BlackRock since 2005 and a Director thereof from 2002 to 2005. Mr. Pellicciaro has been with BlackRock since 1999.

Mr. Murtagh has been a Director of BlackRock since 2005 and a Vice President thereof from 2001 to 2005. Mr. Murtagh has been with BlackRock since 1997.

Mr. Hattem has been a Director of BlackRock since 2008, a Vice President thereof from
2005 to 2008. Mr. Hattem has been with BlackRock since 2000.

(a)(2) As of December 31, 2008:

	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Stuart Spodek	22	18	223	0	3	18
	$7.96 Billion	$5.4 Billion	$80.3 Billion	$0	$1.38 Billion	$6.01 Billion
Andrew Phillips	32	19	274	0	1	17
	$23.4 Billion	$6.49 Billion	$109.5 Billion	$0	$768.2 Million	$6.84 Billion
Eric Pellicciaro	7	3	44	0	1	4
	$3.48 Billion	$1.77 Billion	$24.8 Billion	$0	$151.5 Million	$1.05 Billion
Colm Murtagh	0	4	40	0	0	4
	$0	$1.77 Billion	$18.2 Billion	$0	$0	$1.05 Billion
Jack Hattem	0	8	12	0	0	0
	$0	$308.8 Million	$1.67 Billion	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Spodek,
Phillips, Pellicciaro and Murtagh currently manage certain accounts that are subject to performance fees. In addition, Messrs. Spodek and Pellicciaro assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.
Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year
Treasury Index, Merrill Lynch 1-3 Year Treasury Index,
Barclays Capital Global Real: U.S. Tips Index), certain
customized indices and certain fund industry peer groups.

Andrew Phillips	A combination of market-based indices (e.g., custom 50%
Barclays Capital Mortgage /50% Merrill Lynch 10-Year
Treasury Index, Barclays Capital GNMA MBS Index, Barclays
Capital Intermediate Government Index, Barclays Capital
Intermediate Government/Credit Index, Barclays Capital U.S.
Aggregate Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	A combination of market-based indices (e.g., custom 50%
Barclays Capital Mortgage /50% Merrill Lynch 10-Year
Treasury Index, Barclays Capital GNMA MBS Index), certain
customized indices and certain fund industry peer groups.

Colm Murtagh	A combination of market-based indices (e.g., custom 50%
Barclays Capital Mortgage /50% Merrill Lynch 10-Year
Treasury Index, Barclays Capital GNMA MBS Index), certain
customized indices and certain fund industry peer groups.

Jack Hattem	A combination of market-based indices (e.g., Citigroup 1-Year
Treasury Index, Merrill Lynch 1-3 Year Treasury Index,
Barclays Capital Aggregate Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in
BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.
Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Each of Messrs. Spodek, Phillips, Pellicciaro and
Murtagh has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of
1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2008, none of Messrs.
Spodek, Phillips, Pellicciaro, Murtagh or Hattem beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers –

Period	(a) Total	(b) Average	(c) Total Number of	(d) Maximum Number (or
	Number of	Price Paid per	Shares Purchased as Part	Approx. Dollar Value) of
	Shares	Share	of Publicly Announced	Shares that May Yet Be
	Purchased		Plans or Programs	Purchased Under the Plans
				or Programs
July 1-31, 2008
August 1-31, 2008
September 1-30, 2008
October 1-31, 2008
November 1-30, 2008
December 1-31, 2008	612,818	$16.01 [1]	612,818[2]	0
Total:	612,818	$16.01 [1]	612,818[2]	0

[1] Subject to a repurchase fee of up to 2% of the net asset value per share.

2 On October 17, 2008, the repurchase offer was announced to repurchase up to 5% of outstanding shares. The expiration date of the offer was November 28, 2008. The registrant may conduct annual repurchases for between
5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Enhanced Government Fund, Inc.

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 23, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: February 23, 2009